Exhibit 99.1

Union Pacific Corporation Announces
Results to Date of Exchange Offers and

Increase in Size of 2071 Exchange Offers Limit

For Immediate Release

Omaha, Neb. – March 22, 2021  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced (a) the early results of its private offers to exchange (1) certain of its outstanding notes and debentures referenced in the first table below for a combination of new notes due 2036 (the “New 2036 Notes”) and cash (the “2036 Offers”), and (2) certain of its outstanding notes referenced in the second table below for a combination of new notes due 2071 (the “New 2071 Notes” and, together with the New 2036 Notes, the “New Notes”) and cash (the “2071 Offers” and, together with the 2036 Offers, the “Exchange Offers”) and (b) an amendment to the 2071 Offers to increase the 2071 Offers Limit (as defined below) from $750,000,000 to $1,012,201,000. The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

On March 8, 2021, Union Pacific commenced six separate 2036 Offers to eligible holders in an amount that requires no more than $1,000,000,000 of New 2036 Notes to be issued pursuant to the 2036 Offers (the “2036 Offers Limit”), subject to the applicable priorities and limitations as set forth in Union Pacific’s offering memorandum dated March 8, 2021 (the “Offering Memorandum”) and related letter of transmittal. In addition, Union Pacific also commenced twelve separate 2071 Offers to eligible holders in an amount that requires no more than $750,000,000 of New 2071 Notes to be issued pursuant to the 2071 Offers (the “2071 Offers Limit”), subject to the applicable priorities and limitations as set forth in the Offering Memorandum and related letter of transmittal.

The approximate principal amount of the Existing Notes validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on March 19, 2021 (the “Early Exchange Date”), based on information provided by the exchange agent to Union Pacific, is $1,793,944,000 as described in greater detail in the tables below. The amount of outstanding Existing Notes validly tendered and not validly withdrawn as of the Early Exchange Date exceeded the minimum condition that, in the case of the 2036 Offers, Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $300 million aggregate principal amount of New 2036 Notes in accordance with the terms of the 2036 Offers and, in the case of the 2071 Offers, Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $300 million aggregate principal amount of New 2071 Notes in accordance with the terms of the 2071 Offers.

The table below shows the principal amount of each series of Existing Notes that has been validly tendered and not validly withdrawn pursuant to the 2036 Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Maximum Acceptance Sublimit	Principal Amount Tendered for Exchange as of Early Exchange Date
907818EY0	3.950% Notes due 2028	$1,500,000,000	1	$550,000,000	$444,780,000
907818FB9	3.700% Notes due 2029	$1,000,000,000	2	$400,000,000	$225,355,000
907818CU0	6.250% Debentures due 2034	$160,068,000	3	N/A	$5,537,000
907818CS5	5.375% Debentures due 2033	$149,687,000	4	N/A	$5,320,000
907818BY3	7.125% Debentures due 2028	$175,560,000	5	N/A	$13,640,000
907818CF3	6.625% Debentures due 2029	$398,276,000	6	N/A	$5,741,000

The table below shows the principal amount of each series of Existing Notes that has been validly tendered and not validly withdrawn pursuant to the 2071 Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Maximum Acceptance Sublimit	Principal Amount Tendered for Exchange as of Early Exchange Date
907818EX2	4.800% Notes due 2058	$76,570,000	1	N/A	$50,508,000
907818DT2 907818DS4	4.821% Notes due 2044	$189,119,000	2	N/A	$3,700,000
907818EG9	4.375% Notes due 2065	$600,000,000	3	N/A	$421,588,000
907818DL9	4.300% Notes due 2042	$222,179,000	4	N/A	$16,064,000
907818EW4	4.500% Notes due 2048	$453,374,000	5	N/A	$63,476,000
907818DP0	4.250% Notes due 2043	$212,708,000	6	N/A	$25,573,000
907818DZ8	4.150% Notes due 2045	$350,000,000	7	N/A	$116,111,000
907818FC7	4.300% Notes due 2049	$688,037,000	8	N/A	$50,980,000
907818EV6	4.375% Notes due 2038	$328,249,000	9	N/A	$94,910,000
907818EF1	4.050% Notes due 2045	$499,715,000	10	N/A	$95,656,000

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Maximum Acceptance Sublimit	Principal Amount Tendered for Exchange as of Early Exchange Date
907818EJ3	4.050% Notes due 2046	$600,000,000	11	N/A	$73,635,000
907818EN4	4.000% Notes due 2047	$500,000,000	12	N/A	$81,370,000

Assuming no additional Existing Notes of any series in the 2071 Offers with an Acceptance Priority Level (as set forth in the table above) of 11 or higher are validly tendered and not validly withdrawn at or prior to the Expiration Date (as defined in the Offering Memorandum) that have not already been so tendered, Union Pacific intends to accept all of its 4.050% Notes due 2046 validly tendered and not validly withdrawn in accordance with the terms of the 2071 Offers. Accordingly, based on the amount of Existing Notes tendered for exchange and not validly withdrawn as of the Early Exchange Date, Union Pacific announced that, in accordance with its rights as set forth in the Offering Memorandum and the related letter of transmittal, it has amended the size of the 2071 Offers by increasing the 2071 Offers Limit from $750,000,000 to $1,012,201,000.

The Exchange Offers will expire at 11:59 p.m., New York City time, on April 2, 2021, unless extended or earlier terminated by Union Pacific. In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law.

Pricing for the Exchange Offers and New Notes will be determined at 11:00 a.m., New York City time, on March 22, 2021 (the “Price Determination Date”) as described in the Offering Memorandum.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal. The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers. Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269-5550 or (800) 676-7437 (toll free) or by email at unp@dfking.com.

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Investor contact is Corrie Shumaker, (402) 544-4939 or cshumaker@up.com.

Media contact is Kristen South, (402) 544-3435 or kmsouth@up.com.

FORWARD LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2020, which was filed with the Securities and Exchange Commission (“SEC”) on February 5, 2021. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.

References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.